Exhibit 10.2

AMENDMENT NO. 2

TO COLLABORATION AND EXCLUSIVE LICENSE AGREEMENT

This Amendment No. 2 to the Collaboration and Exclusive License Agreement (this “Amendment”) effective as of February 29, 2016 (the “Amendment Date”), is entered into is made by and between (i) AnaptysBio, Inc., a Delaware corporation, having a place of business at 10421 Pacific Center Court, Suite 200, San Diego, California 92121 (“AnaptysBio”), and (ii) TESARO, Inc., a Delaware corporation, having a place of business at 1000 Winter Street, Suite 3300, Waltham, Massachusetts 02541 (“TESARO US”) and TESARO Development, Ltd., a Bermuda corporation, having its principal office at Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda (together with TESARO US, “TESARO”).

WHEREAS, the parties previously entered into that certain Collaboration and Exclusive License Agreement dated as of March 10, 2014 (the “Agreement”);

WHEREAS, the parties wish to amend the Agreement in certain respects on the terms and conditions set forth herein.

NOW THEREFORE, capitalized terms not defined in this Amendment shall have the meaning ascribed in the Agreement, and the parties hereby agree as follows:

Section 2.7 of the Agreement is hereby amended and replaced in its entirety as follows:

2.7.Term of Discovery Program.  Each Discovery Program Term shall commence on the Effective Date and shall end upon the earlier of (i) December 31st 2016, or such other date as the Parties may agree through the JSC, (ii) a decision by TESARO to discontinue funding of all activities under such Discovery Program, or (iii) a mutual decision by TESARO and AnaptysBio to cease activities with respect to that Discovery Program.

This Amendment shall be effective for all purposes as of the Amendment Date.  Except as expressly modified herein, the Agreement shall continue to remain in full force and effect in accordance with its terms.  This Amendment may be executed in counterparts, each of which shall be deemed to be an original and together shall be deemed to be one and the same document.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective duly authorized representatives effective as of the Amendment Date.

TESARO, INC.	ANAPTYSBIO, Inc.

By: /s/ Mary Lynne Hedley	By: /s/ Hamza Suria

Name: Mary Lynne Hedley	Name: Hamza Suria

Title: President and Chief Operating Officer	Title: President & CEO

TESARO DEVELOPMENT, LTD.

By: /s/ Joseph Farmer

Name: Joseph Farmer

Title: Director/Vice President